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                                                                     EXHIBIT 4.4

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
                                                       [CRAFTMADE LOGO]

         [NUMBER]                               CRAFTMADE INTERNATIONAL, INC.                                  [SHARES]
                                       INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS                   CUSIP 22413E 10 4
                                                                                                 SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of


                        FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.20 PAR VALUE OF

Craftmade International, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the ByLaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents.  This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:

              STATE OF INCORPORATION CHANGED TO DELAWARE                                      PAR VALUE CHANGED TO $.01

                                                          [CORPORATE SEAL]

       /s/ TERRY CULBERTSON                                                                         /s/ JAMES R. RIDINGS
                       Secretary                                                                                    President

Countersigned and Registered:

     NORTH AMERICAN TRANSFER CO.
        (Freeport, New York)                         Transfer Agent
                                                     and Registrar

By
   -----------------------------------
           Authorized Signature

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                         CRAFTMADE INTERNATIONAL, INC.

         The Corporation will furnish upon request and without charge to each shareholder the powers, designations, preferences and relative, participating, optional and other special rights of each class of stock and series within a class of stock of the Corporation, as well as the qualifications, limitations and restrictions relating to those preferences and/or rights. A shareholder may make the request to the Corporation or to its Transfer Agent and Registrar.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act __________________
                   in common                                                           (State)
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   Additional abbreviations may also be used though not in the above list


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]


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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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                                                                         Shares
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of the Common Stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                            ,
                                   -------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ------------------------


                                     ------------------------------------------
                                                      SIGNATURE

        Signature Guaranteed By:

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       Banker or Member Firm of
           a Stock Exchange

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.